UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2026

Shutterstock, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35669	80-0812659
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

350 Fifth Avenue, 20th Floor
New York, NY 10118
(Address of principal executive offices, including zip code)

(646) 710-3417

(Registrant’s telephone number, including area code)

Not Applicable
(Former name, former address and former fiscal year, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Class	Trading symbol	Name of each exchange on which registered
Common Stock, $0.01 par value per share	SSTK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

As previously announced, on January 6, 2025, Shutterstock, Inc. (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among Getty Images Holdings, Inc. (“Getty Images”), the Company and certain other parties. After reviewing the proposed merger, the U.K. Competition and Markets Authority (the “CMA”) conditioned its required clearance of the transactions contemplated by the Merger Agreement upon a sale of the Company’s editorial business.

On June 30, 2026, Getty Images filed an 8-K announcing that its Board of Directors unanimously resolved (a) not to proceed with the process to sell the Company’s editorial business under the supervision of the CMA, and (b) to terminate the Merger Agreement following the passage of the Second Extended End Date (as defined in the Merger Agreement) on July 6, 2026, assuming no material change in the aforementioned circumstances prior to July 7, 2026.

“Looking ahead, Shutterstock is operating from a position of strength,” said Paul Hennessy, CEO of Shutterstock. “We have a strong track record as a standalone company and remain firmly focused on executing our strategy and capitalizing on the significant opportunities ahead of us. Our strong cash position, modest leverage and robust free cash flow generation will enable us to continue to invest in our product offerings, our customers and our people.”

“The Shutterstock team has served our customers with distinction and will continue to do so. We are all energized and feel well equipped for the road ahead,” added Hennessy.

The Company will provide an update on its business and strategic plans as part of its second quarter earnings release.

Item 8.01.	Other Events.

The first two paragraphs of Item 7.01 above are hereby incorporated into this Item 8.01 by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (formatted as Inline XBRL).

Forward-Looking Statements

The statements in this current report on Form 8-K include forward-looking statements concerning Getty Images, the Company, the proposed transaction described herein and other matters. All statements, other than historical facts, are forward-looking statements. Forward-looking statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, financings or otherwise, based on current beliefs and involve numerous risks and uncertainties that could cause actual results to differ materially from expectations. Forward-looking statements speak only as of the date they are made or as of the dates indicated in the statements and should not be relied upon as predictions of future events, as there can be no assurance that the events or circumstances reflected in these statements will be achieved or will occur or the timing thereof. Forward-looking statements can often, but not always, be identified by the use of forward-looking terminology including “believes,” “expects,” “may,” “will,” “should,” “could,” “might,” “seeks,” “intends,” “plans,” “pro forma,” “estimates,” “anticipates,” “designed,” or the negative of these words and phrases, other variations of these words and phrases or comparable terminology, but not all forward-looking statements include such identifying words. Forward-looking statements are based upon current plans, estimates and expectations that are subject to risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary. The forward-looking statements in this current report on Form 8-K relate to, among other things, obtaining applicable regulatory approvals for the proposed transaction on a timely basis or otherwise. A more fulsome discussion of the risks related to the proposed transaction has been included in the definitive proxy statement filed by the Company and the definitive information statement and prospectus filed by Getty Images with the SEC on April 30, 2025 the (collectively, “Information Statement and Proxy Statement/Prospectus”). For a discussion of factors that could cause actual results to differ materially from those contemplated by forward-looking statements, see the section captioned “Risk Factors” in each of Getty Images’ and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 and other filings with the SEC. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward looking statements. While the list of factors presented here is, and the list of factors presented in the Information Statement and Proxy Statement/Prospectus is considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward looking statements. Neither Getty Images nor the Company assumes, and each hereby disclaims, any obligation to update forward-looking statements, except as may be required by law.

Additional Information about the Merger and Where to Find It

In connection with the proposed transaction, on March 31, 2025, Getty Images filed with the Securities and Exchange Commission (the “SEC”) a preliminary registration statement on Form S-4 that includes an information statement of Getty Images and a proxy statement of the Company and that also constitutes a prospectus with respect to shares of Getty Images’ common stock to be issued in the proposed transaction (the “information statement and proxy statement/prospectus”). The registration statement was amended in a pre-effective amendment on Form S-4/A on April 28, 2025. The registration statement, as amended, was declared effective on April 30, 2025, and Getty Images filed a final prospectus on April 30, 2025. Each of Getty Images and the Company may also file with or furnish to the SEC other relevant documents regarding the proposed transaction. This communication is not a substitute for the information statement and proxy statement/prospectus or any other document that Getty Images or the Company has filed or may file with or furnish to the SEC. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE INFORMATION STATEMENT AND PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS THAT ARE OR WILL BE FILED WITH OR FURNISHED TO THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the information statement and definitive proxy statement/prospectus and other documents containing important information about Getty Images, the Company and the proposed transaction through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with or furnished to the SEC by Getty Images are available free of charge on Getty Images’ website at investors.gettyimages.com or by contacting Getty Images’ Investor Relations department by email at investorrelations@gettyimages.com. Copies of the documents filed with or furnished to the SEC by the Company are available free of charge on the Company’s website at investor.shutterstock.com or by contacting Shutterstock’s Investor Relations department by email at IR@Shutterstock.com.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHUTTERSTOCK, INC.

Dated: July 1, 2026	By:	/s/ Rik Powell
Rik Powell
Chief Financial Officer